Exhibit 10.8

4/12/24

Third Amendment to Membership Interest Purchase Agreement

This Third Amendment to Membership Interest Purchase Agreement (this “Third Amendment”) is made and entered into as of this __ day of April, 2024, by and among IMWHP, LLC, a Delaware limited liability company (“Buyer”), XCEL BRANDS, INC., a Delaware corporation (“Xcel”), IM BRANDS, LLC, a Delaware limited liability company (“IMB” and, together with Xcel, “Seller”), and IM TOPCO, LLC, a Delaware limited liability company (the “Company”).  Buyer, Seller and the Company are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties are parties to that certain Membership Interest Purchase Agreement dated as of May 27, 2023, as amended by (i) that certain First Amendment to Membership Interest Purchase Agreement dated as of March 2, 2023, and (ii) that certain Second Amendment to Membership Interest Purchase Agreement dated as of November 19, 2023 (together, the “Agreement”);

WHEREAS, the Parties now desire to amend the Agreement, on and subject to the terms and conditions herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2.	Amendment to Section 2.5.

A.	Section 2.5(a) of the Agreement is hereby deleted in its entirety and replaced with the following language:

“(a)

Subject to the provisions of this Section 2.5, Buyer shall be entitled to receive the Adjustment Amount from Seller if, during any four (4) consecutive calendar quarters within the Adjustment Period, other than the Excluded Calendar Quarters, the aggregate Royalties collected in respect of the Business, whether by Seller in respect of any pre-Closing periods or by the Company in respect any post-Closing periods, are less than $13,347,000 (the “Adjustment Event”); provided, however, that the failure to have collected aggregate Royalties equal to or greater than $13,347,000 during any such four (4) consecutive calendar quarter period shall not constitute an Adjustment Event to the extent such failure is caused by a (i) Force Majeure Event or (ii) a willful and material breach by Buyer of the provisions of Section 2.5(d) that directly reduces the collected Royalties.  For purposes of the foregoing, the term “Excluded Calendar Quarters” means (i) the four (4) consecutive calendar quarters ending September 30, 2023; (ii) the four (4) consecutive calendar quarters ending December 31, 2023; and (iii) the four (4) consecutive calendar quarters ending March 31, 2024.”

B.	Section 2.5 of the Agreement is hereby amended by adding a new Section 2.5(g) with the following language:

“(g)

In addition to any Adjustment Amount to which Buyer may be entitled pursuant to the terms of this Section 2.5, Buyer shall be entitled to receive from Seller Equity Securities of the Company equal to 10.0% of the total outstanding Equity Securities of the Company (the “Equity Transfer Amount”) if any of the following occur:  (i) during the twelve-month period ending March 31, 2025, the aggregate Royalties collected in respect of the Business are less than $13,500,000; (ii) during the twelve-month period ending December 31, 2025, the aggregate Royalties collected in respect of the Business are less than $18,000,000; or (iii) Seller fails to make any payment to Buyer as required pursuant to Section 2(B) of that certain Second Amendment to Membership Interest Purchase Agreement dated as of November 19, 2023 (each of (i), (ii) or (iii), separately and independently, an “Equity Transfer Event”).  Buyer shall promptly notify Seller if an Equity Transfer Event has occurred, and Seller shall cause the Equity Transfer Amount to be transferred to Buyer within ten (10) Business Days after Buyer has notified Seller that an Equity Transfer Event has occurred pursuant to an agreement containing such representations, warranties and covenants made by Seller as customarily are made in transactions of a similar nature.

3.	Amendment to Design, Interactive Television, and Talent Services Agreement. Simultaneously with entry into this Third Amendment, Seller and the Company shall enter into that certain Second Amendment to Design, Interactive, Television and Talent Services Agreement, in the form set forth at Exhibit A hereto.

4.	Amendment to LLC Agreement. Simultaneously with entry into this Third Amendment, Buyer and Seller shall enter into that certain First Amendment to Amended and Restated Limited Liability Company Agreement of the Company, dated as of May 31, 2022, in the form set forth at Exhibit B hereto.

5.	Entire Agreement. This Third Amendment shall form part of the Agreement. Except to the extent expressly amended herein, the terms and conditions of the Agreement shall remain in full force and effect. None of the terms in this Third Amendment shall limit any other remedies available to Buyer under the Agreement.

{Execution Page(s) Follow(s)}

IN WITNESS WHEREOF, by their signatures below, the Parties enter into this Third Amendment as of the date first set forth above.

IMWHP, LLC

By: /s/ Yehuda Shmidman

Name: Yehuda Shmidman

Title: Chairman and CEO

XCEL BRANDS, INC.

By: /s/ Seth Burroughs

Name: Seth Burroughs

Title: Executive Vice President

IM BRANDS, LLC

By: /s/ Seth Burroughs

Name: Seth Burroughs

Title: Executive Vice President

By: /s/ Yehuda Shmidman

Name: Yehuda Shmidman

Title: Chairman and CEO

Exhibit A

See attached.

Second Amendment to Design, Interactive Television and Talent Services Agreement

This Second Amendment to Design, Interactive Television and Talent Services Agreement (this “Second Amendment”) is made and entered into as of this __ day of April, 2024, by and among XCEL BRANDS, INC., a Delaware corporation (“Xcel” or “Consultant”), IM BRANDS, LLC, a Delaware limited liability company (“IM”), and IM TOPCO, LLC, a Delaware limited liability company (the “Company”).

WHEREAS, Xcel, IM and the Company (collectively, the “Parties”) are parties to that certain Design, Interactive Television and Talent Services Agreement dated as of May 31, 2022, as amended by that certain First Amendment to Design, Interactive Television and Talent Services Agreement dated as of November 19, 2023 (the “Agreement”);

WHEREAS, the Parties now desire to amend the Agreement, on and subject to the terms and conditions herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2.	Amendment. The first sentence of Section 2.1(a) of the Agreement is hereby deleted in its entirety and replaced with the following language:

“In consideration of the Services, Company shall pay to Consultant one hundred fifty thousand dollars ($150,000) (the “Service Fee”) for each fiscal year (each a “Fiscal Year”) that is the subject of an annual budget (as contemplated by the Amended and Restated Limited Liability Company Agreement of Company, dated as of May 31, 2022 (the “Operating Agreement”)) beginning with the Fiscal Year ending December 31, 2024; provided, however, that prior to payment of the Service Fee, Consultant shall directly incur, and Company shall not be obligated to pay the Service Fee to Consultant until Consultant has in fact incurred, the initial fifty-two thousand dollars ($52,000) in out-of-pocket costs and expenses included in the Annual Budget for that Fiscal Year (the “Qualifying Expense Threshold”).”

3.	Entire Agreement. This Second Amendment shall form part of the Agreement. Except to the extent expressly amended herein, the terms and conditions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, by their signatures below, the Parties enter into this Second Amendment as of the date first set forth above.

XCEL BRANDS, INC.IM BRANDS, LLC

By: /s/ Seth BurroughsBy: /s/ Seth Burroughs

Name:Seth BurroughsName: Seth Burroughs

Title: Executive Vice PresidentTitle: Executive Vice President

IM TOPCO, LLC

By: /s/ Yehuda Shmidman

Name: Yehuda Shmidman

Title: Chairman and CEO

Exhibit B

See attached.

First Amendment

to

Amended and Restated Limited Liability Company Agreement

of

IM TopCo, LLC

This First Amendment to Amended and Restated Limited Liability Company Agreement of IM TopCo, LLC (this “First Amendment”) is made and entered into as of this __ day of April, 2024, by and between XCEL BRANDS, INC., a Delaware corporation (the “Xcel Member”), and IMWHP, LLC, a Delaware limited liability company (the “WHP Member”).

WHEREAS, the Xcel Member and the WHP Member (collectively, the “Parties”) are parties to that certain Amended and Restated Limited Liability Company Agreement of IM TopCo, LLC, dated as of May 31, 2022 (the “Agreement”);

WHEREAS, the Parties now desire to amend the Agreement, on and subject to the terms and conditions herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

4.	Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

5.	Distributions. Notwithstanding anything to the contrary in the Agreement, on and after January 1, 2026, the WHP Member shall receive from the Company fifty percent (50%) of all amounts to be distributed to the Xcel Member pursuant to Section 4.4(a)(ii) of the Agreement until the WHP Member has received an aggregate amount pursuant to the terms of this First Amendment equal to $1,000,000.

6.	Entire Agreement. This First Amendment shall form part of the Agreement. Except to the extent expressly amended herein, the terms and conditions of the Agreement shall remain in full force and effect.

{Execution Page(s) Follow(s)}

IN WITNESS WHEREOF, by their signatures below, the Parties enter into this First Amendment as of the date first set forth above.

IMWHP, LLC

By: /s/ Yehuda Shmidman

Name: Yehuda Shmidman

Title: Chairman and CEO

XCEL BRANDS, INC.

By: /s/ Seth Burroughs

Name: Seth Burroughs

Title: Executive Vice President